INCOME TAXES (Details Narrative) - USD ($)	6 Months Ended
	Sep. 30, 2025	Mar. 31, 2025
UNITED STATES
Federal income tax rate	21.00%
Effective income tax rate reconciliation GILTI percent	50.00%
Effective income tax rate reconciliation foreign income	10.50%
Net operating loss	$ 5,820,842	$ 5,827,920
HONG KONG
Effective income tax rate reconciliation foreign income	8.25%
Applicable tax rate description	The applicable tax rate for the first HKD 2 million of assessable profits is 8.25% and assessable profits above HKD 2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019. Before that, the applicable tax rate was 16.5% for corporations in Hong Kong
Net operating loss	$ 16,225,227	$ 14,647,846